Certain identified information has been omitted from this document because it is not material and would be competitively harmful if publicly disclosed, and has been marked with “[***]” to indicate where omissions have been made.

Exhibit 10.6

2019 Pricing Agreement (Japan Cells)

PPA Effective Date: 7/1/2019

Seller’s Vendor Number with Tesla:	106644
Pricing Validity Period (“Pricing Term”):	[***]	through	[***]
Delivered Cells during period of [***] through [***]:	See Section 5.a herein
Payment Terms:	[***]
1.

This 2019 Pricing Agreement (Japan Cells) (the “PPA”) is entered into by the Tesla, Inc. and Tesla Motors Netherlands B.V. (collectively, “Tesla”) and Panasonic Corporation of North America (“PNA”), and SANYO Electric Co., Ltd. acting through Tesla Energy Business Division, the assignee of the Supply Agreement from Panasonic Corporation, acting through Energy Company (“Sanyo”) (collectively, “Seller”) with respect to cylindrical lithium-ion battery cells made by or on behalf of Seller (collectively, "Cells") in Japan. The Parties shall meet and confer in good faith to finalize an agreed, written Specification for each type of Goods, including the agreed watt-hour (Wh) capacity and size.  The price per Cell is referred to as the “Unit Price.”  The pricing herein shall apply to Cells produced on any production line in Japan and continue throughout the Pricing Term.  Terms used herein with initial capitalization have the meanings given where used or in the Japan Contract. Unless expressly stated otherwise, all quarterly dates in this PPA refer to the calendar year and not a Party’s fiscal year.

2.

Orders.  Tesla and any of its Affiliates (“Authorized Purchaser”) may order goods pursuant to Orders issued directly to Seller and each such Order shall be governed by the Japan Contract.  The applicable delivery dates will be specified in Orders issued and accepted per Section 3 (Forecasts and Orders) of the Supply Agreement or otherwise agreed in writing by the Parties.  Seller shall direct all invoices under an Order to the Tesla entity identified in the Order.

3.

18650 Cell Pricing. The Parties agree that the Unit Prices for ‘18650’ Cells will be firm and fixed prices determined with reference to the applicable baseline price (“Baseline Price”) and will not change for any reason except as expressly contemplated below.  No further amounts shall be payable by Tesla for any reason, except as may be applicable per Section 4 (Customs) or 5 (Volumes) below.

a.

Unit Prices for ‘[***]’ Cells: [***].  The Unit Prices for ‘[***]’ Cells in this period shall be the rates set forth in the applicable Purchase Orders issued by Tesla and accepted by Seller.  Seller has completed delivery of the Cells in this timeframe.

b.

Baseline and Unit Prices:  [***].  The Baseline Price for ‘[***]’ Cells in this period shall be the applicable rate set forth in Table 3-A and the Baseline Price for ‘[***]’ Cells shall be set based on the applicable rate per Section 3.a.ii below, in each case based on the date of delivery of the Cells.  The Parties agree that the following Baseline Prices include [***] based on [***].  The Parties will adjust for [***] according to the method described in Exhibit B.

i.	‘[***]’ Cell Baseline Prices.

Table 3-A: ‘[***]’ Cell Baseline Prices
	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Baseline ([***]/cell)	[***]	[***]	[***]	[***]	[***]	[***]	[***]

ii.	‘[***]’ Cell Baseline and Unit Prices. The Baseline Price for ‘[***]’ Cells shall be calculated as follows: [***]. The Unit Prices for ‘[***]’ Cells shall then be calculated by [***].

‘[***]’ Unit Price = [***]

Table 3-B: Examples of ‘[***]’ Cell Unit Prices based on [***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Unit Prices ([***]/cell)	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]
c.	Metals Adjustment.
i.

At the beginning of each [***] during the Pricing Term starting [***], the metals identified below will be adjusted as follows:  the Parties will measure the [***] per the applicable index or metric for the applicable measurement window in Table 3-C below (this is the “Index Average Cost”), and adjust the Baseline Price (up or down) [***]. For purposes of this adjustment, the raw materials prices shall [***] set forth in Table 3-E below.

Table 3-C: Metals Adjustment
Cell Material	[***]	[***]	[***]	[***]
Index/Metric	[***]	[***]	[***]	[***]
Measurement Window	Per Table 3-E below	Per Table 3-E below	Per Table 3-E below	Per Table 3-E below
Content per Cell: [***]	[***] per Cell	[***] per Cell	[***] per Cell	[***] per Cell
Content per Cell: [***]	[***] per Cell [***]
Commodity Price Baseline	[***]	[***]	[***]	[***]
[***] *	[***] (* Baseline assumes [***])

ii.

[***] Adjustment. At the beginning of each [***] during the Pricing Term starting [***], the Baseline Price shall adjust as follows:  the Parties will measure the [***], and adjust the Baseline Price (up or down) based on [***] the then-current Index Average Cost [***]. For purposes of this adjustment, the raw materials prices shall [***] set forth in Table 3-E below.

Table 3-D: [***] Adjustment
Cell Material	[***]
Index/Metric	[***], provided that [***].
Measurement Window	See Table 3-E below
Content per [***] Cell Baseline	[***] per Cell
Content per [***] Cell Baseline	[***] per Cell [***]
Commodity Price Baseline	[***]
[***] *	[***] (*Baseline assumes [***])

Table 3-E: Measurement Windows for Metals and [***] Adjustments and corresponding [***]
Pricing Period	Measurement Window: Metals	Measurement Window: [***]	Measurement Window: [***]
Calendar Year [***]	[***]	[***]	[***]

2019 Pricing Agreement (Japan Cells)Page 2 of 8

Calendar Year [***]	[***]	[***]	[***]
Calendar Year [***]	[***]	[***]	[***]
Calendar Year [***]	[***]	[***]	[***]
d.	BOM Savings Adjustment.
i.

Two months prior to the start of each [***], the Parties shall evaluate and discuss in good faith the actual amounts paid or payable by Seller for the production materials and components used in Cells as identified in Exhibit A (collectively, “Cell Material Costs”) for such [***] relative to the bill of material target costs per Cell (collectively, the “BOM Target Costs”).

ii.

If and to the extent that the Cell Material Costs in aggregate (excluding [***]) are lower than the BOM Target Costs, the Parties agree to allocate the corresponding savings to Tesla as follows and [***].

iii.	If Seller pays an aggregate amount equal to or higher for Cell Materials [***] for Cells than its BOM Target Costs, the Parties [***].
iv.	“Cell Materials” means production materials which are incorporated in finished Cells, excluding consumables.
e.	The Parties shall discuss and work in good faith to finalize the Specification for [***] Cells.
f.

In connection with any conversion of one or more Production Lines between production of [***] Cells and [***] Cells, the Parties shall discuss in good faith the following:  projected and actual cost savings from improved productivity and efficiency and/or any mutually-agreed cost increases due to decreased productivity in connection with [***] which may include [***]; and projected and actual cost savings from [***].  Tesla shall [***].

4.

Customs.  Upon arrival at the port of entry to the United States, Cells will be moved [***].  Seller shall provide [***].  Tesla will [***] for purposes of each such shipment.  In the event that new, additional, or increased duties or tariffs are imposed on the import of Cells after the PPA Effective Date, including any antidumping duties, countervailing duties, or ‘national security’ or similar tariffs (collectively, “New Duties”),  the Parties shall [***], the Parties shall [***], and Panasonic shall [***].

5.	Volumes.
a.

Volume Commitment.  Subject to Section 8.b below and during the Pricing Term, Tesla will order purchase, and accept delivery of ([***] (the “[***] Commitment”) and [***] (the “[***] Commitment”) (the [***] Commitment and the [***] Commitment are referred to, individually and collectively, as the “Volume Commitment”).  Seller acknowledges that any forecast volumes in excess of the Volume Commitments is provided for planning purposes only and is not a volume guarantee and Tesla shall have no liability for failure to order such excess volumes.  For the avoidance of doubt, Tesla’s Volume Commitments hereunder shall be deemed to be satisfied and shall be reduced, as applicable, to the extent that one or more Authorized Purchasers purchases Goods in connection with this PPA.

b.

Tesla’s Volume Commitments shall be reduced by the quantity of Cells that are not delivered due to any or all of the following: Force Majeure Event which affects Seller; agreed Production Line switchovers (e.g. between [***] Cells and [***] Cells), but only if the Parties conclude after a good faith discussion that the switchover impacted Seller’s production; or Seller’s inability to produce or deliver Cells due to any event or issue for which Seller is responsible.

2019 Pricing Agreement (Japan Cells)Page 3 of 8

c.	Order Shortfalls.
i.

[***] Order Shortfall:  If Tesla and its Authorized Purchasers fail, collectively, to order Cells from Seller in an aggregate volume that is [***] the [***] Commitment for Seller’s fiscal year [***] during the Pricing Term and purchase the Cells delivered by Seller in connection with such orders (“[***] Order Shortfall”), the Parties agree as follows:  Tesla shall, as Seller’s sole remedy, [***].

ii.

[***] Order Shortfall:  If Tesla and its Authorized Purchasers fail, collectively, to order Cells from Seller in an aggregate volume that is [***] the [***] Commitment for Seller’s fiscal year [***] during the Pricing Term and purchase the Cells delivered by Seller in connection with such orders (“[***] Order Shortfall”), the Parties agree as follows:  Tesla shall, as Seller’s sole remedy, [***]. By [***], the Parties shall assess Tesla’s progress in meeting the [***] Commitment and, if the Parties conclude that Tesla is not likely to meet the [***] Commitment after a good faith discussion, Tesla shall [***].  If Tesla has [***], Panasonic shall [***].  In no event shall [***].

iii.	[***].
d.	[***].

	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

e.

Except as otherwise agreed in writing by Tesla (e.g. in a signed change order), Seller shall make all capital and operational investments required for production of Goods for Tesla in accordance with the Production Plan (e.g. equipment, systems, other tangible items, etc.) under this PPA, including equipment and labor for production or for conversion of Production Lines for production of [***] Cells or [***] Cells.  For purposes of the foregoing clause, Tesla will accept responsibility for some or all costs required to convert a Production Line between production of [***] Cells and [***] Cells only if the conversion is undertaken at Tesla’s request and pursuant to a change order that is signed prior to the conversion.

6.	Material Sourcing.
a.

Seller will comply with the Tesla Supplier Code of Conduct which is available at https://www.tesla.com/sites/default/files/about/legal/tesla-supplier-code-of-conduct.pdf and, to the extent applicable, the Tesla Human Rights And Conflict Minerals Policy which is available at https://www.tesla.com/about/legal#human-rights-and-conflict-minerals-policy (the foregoing two policies are referred to, collectively, as “Tesla’s Conduct Policies”).

b.

In connection with the sourcing of cobalt and battery cell materials produced with cobalt (e.g. cathode) (collectively, “Cobalt”) and if applicable conflict minerals, Seller shall (i) comply with the Responsible Minerals Initiative standards (“RMI Standards”), (ii) comply with all applicable laws, statutes, rules, orders, regulations, or other governmental requirements, (iii) require each supplier and sub-supplier of Cobalt to submit a comprehensive response using the Cobalt Reporting Template, available at http://www.responsiblemineralsinitiative.org/emerging-risks/cobalt-reporting-template/, to confirm that such entities comply with the RMI Standards, and (iv) provide copies of all such responses and data to Tesla no later than February 28 of each year through 2022.

c.

If and to the extent that Seller discovers that a supplier or sub-supplier fails to comply with an applicable law, statute, rule, order, regulation, or other governmental requirement, the RMI Standards, or Tesla’s Conduct Policies, the Parties shall promptly discuss in good faith how to mitigate the impact on Tesla.

2019 Pricing Agreement (Japan Cells)Page 4 of 8

7.	Miscellaneous.
a.

The Parties’ Supply Agreement dated October 5, 2011 (as amended) (“Supply Agreement”) and Non-Disclosure Agreement for Commercial Agreement, Japan dated July 1, 2019 (“NDA”) are incorporated by reference as integral parts hereof.

b.

The Supply Agreement, the NDA, this PPA, and Orders issued by or for Tesla hereunder (collectively, “Japan Contract”) constitute the entire agreement between the Parties with respect to the subject matter herein and supersede all prior oral or written representations or agreements by the Parties with respect to its subject matter. No subsequent terms, conditions, understandings, or agreements purporting to modify the terms of this PPA will be binding unless in writing and signed by both Parties.

c.	In the event of a conflict between or among the document comprising the Japan Contract, the conflict shall be resolved per Section 15.e (Entire Agreement) of the Supply Agreement.
d.	This PPA may be executed in counterparts, each of which when so executed and delivered will be deemed an original, and all of which taken together will constitute one and the same instrument.
e.

Promptly after signing this PPA, the Parties shall work together in good faith and use best efforts to negotiate and sign an Amended and Restated Supply Agreement based on the version provided by Tesla to Panasonic concurrently with signature of this PPA, on or prior to December 1, 2019.

//

//

//

//

//

//

//

//

2019 Pricing Agreement (Japan Cells)Page 5 of 8

Agreed by authorized representatives of each Party and signed by the Parties in the State of California, United States as of the PPA Effective Date.

Tesla, Inc.	Tesla Motors Netherlands B.V.
By: /s/ Jerome Guillen Printed: Jerome Guillen Title: President, Automotive Date: 9/20/2019	By: /s/ Stephan Werkman Printed: Stephan Werkman Title: Director Date: 9/20/2019

Panasonic Corporation of North America	Sanyo Electric Co., Ltd.
By: /s/ Michael Riccio Printed: Michael G. Riccio Title: Chief Financial Officer and Treasurer Date: 9/17/2019	By: /s/ Keisuke Matsukura Printed: Keisuke Matsukura Title: Director of Tesla Energy Business Div. Date: 9/12/2019

2019 Pricing Agreement (Japan Cells)Page 6 of 8

Exhibit A – BOM Target Costs for 18650 Cells

[***]

**	Parties to discuss in good faith and adjust these BOM Target Costs based on the [***] of the final design for [***] Cells.

2019 Pricing Agreement (Japan Cells)Page 7 of 8

Exhibit B – [***] Adjustment

1)	General. The ‘18650’ lithium-ion battery cell Unit Prices include [***] which is [***] of the table below (as applicable, this is the “[***]”) and the [***].
2)	Annual Forecast Adjustment.
a)

At the beginning of each calendar year during the Pricing Term (as applicable, the “New Year”), the Parties shall adjust the Unit Price for the entire New Year as set forth in Section 2)b) below based on Seller’s production forecast for ‘18650’ lithium-ion battery cells in Japan for such New Year.  This production forecast shall include [***] (the “[***] Forecast”), and [***] (the “[***] Forecast”) (collectively, the [***] Forecast and [***] Forecast are referred to herein as the “Production Forecast”).  The Production Forecast shall include [***].  Seller shall deliver the Production Forecast to Tesla [***].  The quantities in the Production Forecast may [***].

b)

The adjustment to Item Prices shall be calculated as illustrated through the examples in [***] of the table below (this is the “Annual Forecast Adjustment”).  This adjustment is subject to the following:

i)	If and to the extent that the [***] Forecast is [***], [***];
ii)	If and to the extent that the [***] Forecast is [***]; and
iii)	If and to the extent that the [***] Forecast is [***], [***].
3)	True-Up Adjustment.
a)

At the beginning of each New Year, the Parties shall adjust the Item Price for the first calendar [***] of the New Year as set forth in Section 3)b) below based on [***] during the preceding calendar year (as applicable, the “Prior Year”) [***].

b)	This adjustment is subject to the following:
i)

The Parties will determine the [***] (the “[***] Quantity”), or [***] (the “[***] Quantity”) [***] (collectively, the [***] Quantity and [***] Quantity are referred to herein as the “Actual Quantity”).  The Actual Quantity shall include [***].

ii)	If and to the extent that the [***] Quantity is [***];
iii)	If and to the extent that the [***] Quantity is [***]; and
iv)	If and to the extent that the [***] Quantity is [***].
4)

If and to the extent that Seller sells Cells to any third party which were manufactured on lines referenced in the table below, the Parties shall discuss in good faith an adjustment to the table to reflect [***] such third party sales.

5)

The foregoing adjustments in Sections 2 and 3 are Panasonic’s sole and exclusive remedy for [***], and it is understood that Tesla shall [***].  Unless otherwise agreed by both parties, [***] of the table below.

[***]

2019 Pricing Agreement (Japan Cells)Page 8 of 8